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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  August 11, 1997

            THE READER'S DIGEST ASSOCIATION, INC.
   (Exact name of registrant as specified in its charter)

     Delaware             1-10434            13-1726769
  (State or other    (Commission File     (I.R.S. Employer
 juris- diction of        Number)        Identification No.)
 incorporation or
   organization)


           Pleasantville, New York            10570-7000
       (Address of principal executive        (Zip Code)
                   offices)

     Registrant's telephone number, including area code:
                       (914) 238-1000


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ITEM 5.   Other Events.
          ------------

           Filed  herewith as Exhibit 99.1 is a copy of  the
Registrant's  press  release,  issued  today,  relating   to
certain management changes.

ITEM   7.     Financial  Statements,  Pro  Forma   Financial
Information and Exhibits.

          (a)  Financial statements of businesses acquired
               Not applicable

          (b)  Pro forma financial information
               Not applicable

          (c)  Exhibits


          Number                    Description
          ------                    -----------
          99.1          Press Release of The Reader's Digest
                      Association, Inc. dated August 11, 1997.


SIGNATURES

           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE READER'S DIGEST ASSOCIATION, INC.
                                    (Registrant)


Date:  August 11, 1997   By:      /s/ Paul A. Soden
                             -------------------------------
                                      Paul A. Soden
                              Senior Vice President, General
                                  Counsel and Secretary


                        EXHIBIT INDEX



         Exhibit No.                    Description
         -----------                    -----------
            99.1                   Press Release of The
                                      Reader's Digest
                                  Association, Inc. dated
                                     August 11, 1997.